EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of eGene, Inc. (the “Company”) on Form 10-KSB Annual Report for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Ming S. Liu, Chief Executive Officer and Peter Sheu, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 17, 2007

By:  /s/ Ming S. Liu

Ming S. Liu

Chairman of the Board, President and Chief Executive Officer

Dated: April 17, 2007

By:  /s/ Peter Sheu

Peter Sheu

Chief Financial Officer

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